SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2004

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)		93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events

On April 29, 2004, Superconductor Technologies Inc (the “Company”) issued a press release announcing the filing of a preliminary prospectus supplement for the offering of 20,000,000 shares of its common stock.

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition.

The following information is being furnished under Item 9 and Item 12 of Form 8-K.

On April 29, 2004, the Company issued a press release announcing the Company’s preliminary financial results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1. The press release may also be found on the Company’s website at www.suptech.com on the Investor Relations page.

The information contained under Item 9 and Item 12 in this report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.
Date: April 29, 2004	By:	/s/ Martin S. McDermut
Martin S. McDermut
Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

No.	Document

99.1	Press Release announcing preliminary first quarter results dated April 29, 2004.

99.2	Press Release announcing filing of preliminary prospectus supplement dated April 29, 2004.